Exhibit 10.2

FIRST AMENDMENT TO
U.S. GUARANTEE AGREEMENT

THIS FIRST AMENDMENT TO U.S. GUARANTEE AGREEMENT (this “Amendment”) is made as of April 30, 2013, among SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY, an Irish public limited company (“STX”), SEAGATE HDD CAYMAN, an exempt limited liability company organized under the laws of the Cayman Islands (the “Borrower”) each of the Subsidiaries of STX listed on Schedule I to the Existing U.S. Guarantee Agreement (as defined below) (each such Subsidiary individually referred to as  a “Subsidiary,” and collectively referred to as the “Subsidiaries,” and each such Subsidiary, the Borrower and STX collectively referred to as  the “Guarantors”), and THE BANK OF NOVA SCOTIA, as administrative agent (in such capacity, the “Administrative Agent”) for the Secured Parties (as defined in the Credit Agreement referred to below).

WHEREAS, pursuant to the Credit Agreement, dated as of January 18, 2011 (as amended on August 31, 2011 and as further amended, supplemented, amended and restated, or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), among STX, the Borrower, the Lenders and The Bank of Nova Scotia as the Administrative Agent), the Lenders have extended Loans to the Borrower;

WHEREAS, the Borrower has requested that the Existing Credit Agreement be amended in certain respects as further set forth in an amendment, dated as of the date hereof (the “Second Amendment”);

WHEREAS, the Guarantors and the Administrative Agents have entered into a U.S. Guarantee Agreement, dated as of January 18, 2011 (the “Existing U.S. Guarantee Agreement”); and

WHEREAS, as a condition precedent to the effectiveness of the Second Amendment, the Guarantors are required to execute and deliver this Amendment;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I
DEFINITIONS

SECTION 1.1.    CREDIT AGREEMENT DEFINED TERMS.  UNLESS OTHERWISE DEFINED HEREIN OR THE CONTEXT OTHERWISE REQUIRES, TERMS DEFINED IN THE CREDIT AGREEMENT AND USED IN THIS AMENDMENT SHALL HAVE THE MEANINGS GIVEN TO THEM IN THE CREDIT AGREEMENT.

ARTICLE II
AMENDMENT

SECTION 2.1.  SECTION 2 OF THE EXISTING U.S. GUARANTEE AGREEMENT IS AMENDED IN ACCORDANCE WITH SECTION 2.1.1.

SECTION 2.1.1.  SECTION 2 IS AMENDED BY ADDING THE FOLLOWING TEXT AFTER THE LAST SENTENCE IN SUCH SECTION:

Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Guarantor to honor all of its obligations under this Guaranty in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section or otherwise under this Guaranty, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount).  The obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect until the Termination Date has occurred. Each Qualified ECP Guarantor intends that this Section constitute, and this Section shall be deemed to constitute, a cross-guaranty for the benefit of each other Guarantor for purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

SECTION 2.2.  SECTION 3 OF THE EXISTING U.S. GUARANTEE AGREEMENT IS AMENDED IN ACCORDANCE WITH SECTION 2.2.1.

SECTION 2.2.1.  SECTION 3 IS AMENDED IN ITS ENTIRETY TO READ AS FOLLOWS:

SECTION 3.    Security.  Each of the Guarantors authorizes the Administrative Agent and each of the other Secured Parties to release or substitute any one or more endorsees, other Guarantors or other obligors.

SECTION 2.3.  SECTION 15 OF THE EXISTING U.S. GUARANTEE AGREEMENT IS AMENDED IN ACCORDANCE WITH SECTION 2.3.1.

SECTION 2.3.1.  CLAUSE (B) OF SECTION 15 IS AMENDED BY ADDING THE FOLLOWING SENTENCE AT THE END OF SUCH CLAUSE:

If any portion of the guaranty hereunder is unenforceable with respect to Swap Obligations because a Guarantor does not qualify as a Qualified ECP Guarantor, then only that portion of such Swap Obligations shall not be guaranteed hereunder, and the remaining Obligations shall continue to be guaranteed by each Guarantor pursuant to the terms of this Agreement.

SECTION 2.4.  SECTION 21 OF THE EXISTING U.S. GUARANTEE AGREEMENT IS AMENDED IN ACCORDANCE WITH SECTION 2.4.1.

SECTION 2.4.1.  SECTION 21 IS AMENDED BY ADDING THE FOLLOWING SENTENCE AT THE END OF SUCH SECTION:

Notwithstanding the foregoing, no amounts set off with respect to any Guarantor shall be applied to any Excluded Swap Obligations of such Guarantor.

ARTICLE III
CONDITIONS TO EFFECTIVENESS

SECTION 3.1.1.  EFFECTIVENESS.  THIS AMENDMENT SHALL BECOME EFFECTIVE WHEN THE ADMINISTRATIVE AGENT SHALL HAVE RECEIVED COPIES OF THIS AMENDMENT, DULY EXECUTED AND DELIVERED BY AN AUTHORIZED OFFICER OR REPRESENTATIVE OF EACH GUARANTOR, AND ON BEHALF OF  THE ADMINISTRATIVE AGENT.

ARTICLE IV
MISCELLANEOUS PROVISIONS

SECTION 4.1.  EFFECT OF AMENDMENT.  THE PARTIES HERETO AGREE AS FOLLOWS:

(a)  THIS AMENDMENT SHALL NOT CONSTITUTE AN AMENDMENT OR WAIVER OF OR CONSENT TO ANY PROVISION OF ANY LOAN DOCUMENT NOT EXPRESSLY REFERRED TO HEREIN, AND SHALL NOT BE CONSTRUED AS AN AMENDMENT, WAIVER, OR CONSENT TO ANY ACTION ON THE PART OF A GUARANTOR THAT WOULD REQUIRE AN AMENDMENT, WAIVER, OR CONSENT OF THE ADMINISTRATIVE AGENT OR THE LENDERS UNDER ANY OF THE LOAN DOCUMENTS EXCEPT AS EXPRESSLY STATED HEREIN.  EXCEPT AS EXPRESSLY AMENDED HEREBY, THE PROVISIONS OF THE EXISTING GUARANTEE AGREEMENT SHALL REMAIN UNCHANGED AND SHALL CONTINUE TO BE, AND SHALL REMAIN, IN FULL FORCE AND EFFECT IN ACCORDANCE WITH THEIR RESPECTIVE TERMS.

(b)  ON AND AFTER THE SECOND AMENDMENT EFFECTIVE DATE, EACH REFERENCE IN THE EXISTING U.S. GUARANTEE AGREEMENT TO “THIS AGREEMENT,” “HEREUNDER,” “HEREOF,” “HEREIN,” OR WORDS OF LIKE IMPORT, AND EACH REFERENCE TO THE EXISTING U.S. GUARANTEE AGREEMENT IN ANY OTHER LOAN DOCUMENT, SHALL BE DEEMED A REFERENCE TO THE EXISTING U.S. GUARANTEE AGREEMENT AS AMENDED HEREBY.  THIS AMENDMENT, EXECUTED PURSUANT TO THE EXISTING U.S. GUARANTEE AGREEMENT, SHALL CONSTITUTE A “LOAN DOCUMENT” FOR ALL PURPOSES OF THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS AND SHALL BE CONSTRUED, ADMINISTERED AND APPLIED IN ACCORDANCE WITH ALL OF THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT.

SECTION 4.2.  FEES AND EXPENSES.  THE BORROWER AGREES TO REIMBURSE THE ADMINISTRATIVE AGENT FOR ITS REASONABLE AND DOCUMENTED OUT-OF-POCKET EXPENSES IN CONNECTION WITH THIS AMENDMENT, INCLUDING THE REASONABLE FEES, CHARGES AND DISBURSEMENTS OF COUNSEL FOR THE ADMINISTRATIVE AGENT.

SECTION 4.3.  SUCCESSORS AND ASSIGNS.  THIS AMENDMENT SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF THE PARTIES HERETO AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.

SECTION 4.4.  HEADINGS.  THE HEADINGS OF THIS AMENDMENT ARE FOR PURPOSES OF REFERENCE ONLY AND SHALL NOT LIMIT OR OTHERWISE AFFECT THE MEANING HEREOF.

SECTION 4.5.  COUNTERPARTS.  THIS AMENDMENT MAY BE EXECUTED BY ONE OR MORE OF THE PARTIES TO THIS AMENDMENT ON ANY NUMBER OF SEPARATE COUNTERPARTS (INCLUDING BY FACSIMILE OR ELECTRONIC COPY), EACH OF WHICH WHEN SO EXECUTED AND DELIVERED SHALL BE DEEMED AN ORIGINAL AND ALL OF SAID COUNTERPARTS TAKEN TOGETHER SHALL BE DEEMED TO CONSTITUTE ONE AND THE SAME INSTRUMENT.

SECTION 4.6.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

SEAGATE HDD CAYMAN

By:	/s/ PATRICK O’MALLEY, III
Name: Patrick O’Malley, III
Title: Executive Vice President & Chief Financial Officer

By:	/s/ KENNETH MASSARONI
Name: Kenneth Massaroni
Title: Executive Vice President, General Counsel, and Chief Administrative Officer

GIVEN under the Common Seal of

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

in the presence of:

	By:	/s/ KENNETH MASSARONI
AUTHORIZED OFFICER

Witness signature:	/s/ KITINA SCHNEIDER
Name:	Kitina Schneider
Address:	10200 S. De Anza Blvd., Cupertino, CA 95014
Occupation:	Paralegal

SEAGATE TECHNOLOGY

By:	/s/ PATRICK O’MALLEY, III
Name: Patrick O’Malley, III
Title: Chief Financial Officer

By:	/s/ KENNETH MASSARONI
Name: Kenneth Massaroni
Title: Chief Administrative Officer

SEAGATE TECHNOLOGY HDD HOLDINGS

By:	/s/ PATRICK O’MALLEY, III
Name: Patrick O’Malley, III
Title: Chief Financial Officer

By:	/s/ KENNETH MASSARONI
Name: Kenneth Massaroni
Title: Chief Administrative Officer

SEAGATE TECHNOLOGY INTERNATIONAL

By:	/s/ PATRICK O’MALLEY, III
Name: Patrick O’Malley, III
Title: Chief Financial Officer

By:	/s/ KENNETH MASSARONI
Name: Kenneth Massaroni
Title: General Counsel & Secretary

SEAGATE TECHNOLOGY (IRELAND)

By:	/s/ PATRICK O’MALLEY, III
Name: Patrick O’Malley, III
Title: Director

By:	/s/ KENNETH MASSARONI
Name: Kenneth Massaroni
Title: Director

MAXTOR GLOBAL LTD.

By:	/s/ PATRICK O’MALLEY, III
Name: Patrick O’Malley, III
Title: President

By:	/s/ KENNETH MASSARONI
Name: Kenneth Massaroni
Title: Vice President

SEAGATE INTERNATIONAL (JOHOR) SDN. BHD.

By:	/s/ LAI CHUN CHEONG
Name: Lai Chun Cheong
Title: Director

By:	/s/ RICKY CHONG
Name: Ricky Chong
Title: Director

SEAGATE TECHNOLOGY (THAILAND) LIMITED

By:	/s/ PATRICK O’MALLEY, III
Name: Patrick O’Malley, III
Title: Director

By:	/s/ JEFF NYGAARD
Name: Jeff Nygaard
Title: Director

PENANG SEAGATE INDUSTRIES (M) SDN. BHD.

By:	/s/ PATRICK O’MALLEY, III
Name: Patrick O’Malley, III
Title: Director

SEAGATE SINGAPORE INTERNATIONAL HEADQUARTERS PTE. LTD.

By:	/s/ PATRICK O’MALLEY, III
Name: Patrick O’Malley, III
Title: Director

By:	/s/ KENNETH MASSARONI
Name: Kenneth Massaroni
Title: Executive Vice President

SEAGATE TECHNOLOGY (US) HOLDINGS, INC.

By:	/s/ PATRICK O’MALLEY, III
Name: Patrick O’Malley, III
Title: Executive Vice President & Chief Financial Officer

By:	/s/ KENNETH MASSARONI
Name: Kenneth Massaroni
Title: General Counsel

EVAULT, INC.

By:	/s/ PATRICK O’MALLEY, III
Name: Patrick O’Malley, III
Title: Chief Financial Officer

By:	/s/ KENNETH MASSARONI
Name: Kenneth Massaroni
Title: Secretary

SEAGATE TECHNOLOGY LLC

By:	/s/ PATRICK O’MALLEY, III
Name: Patrick O’Malley, III
Title: Executive Vice President & Chief Financial Officer

By:	/s/ KENNETH MASSARONI
Name: Kenneth Massaroni
Title: Chief Administrative Officer

SEAGATE BUSINESS CENTRE (UK) LIMITED

By:	/s/ PATRICK O’MALLEY, III
Name: Patrick O’Malley, III
Title: Director

By:	/s/ KENNETH MASSARONI
Name: Kenneth Massaroni
Title: Director

SEAGATE KOREA LTD

By:	/s/ PATRICK O’MALLEY, III
Name: Patrick O’Malley, III
Title: Director

By:	/s/ KENNETH MASSARONI
Name: Kenneth Massaroni
Title: Director

SEAGATE TECHNOLOGY MEDIA (IRELAND)

By:	/s/ PATRICK O’MALLEY, III
Name: Patrick O’Malley, III
Title: President

By:	/s/ KENNETH MASSARONI
Name: Kenneth Massaroni
Title: Secretary

THE BANK OF NOVA SCOTIA, as Administrative Agent

By:	/s/ EUGENE DEMPSEY
Name: Eugene Dempsey
Title: Director